(PAGE)       AMENDMENT TO CONTROL TRANSFER AGREEMENT

          This Amendment to Control Transfer Agreement (this "Amendment"), dated as of March 25, 1997, is entered into by and among Interstate Business Corporation, a Delaware corporation ("IBC"), Interstate General Company L.P., a Delaware limited partnership ("IGC"), Interstate General Properties Limited Partnership S.E., a Maryland limited partnership ("IGP"), Housing Development Associates S.E., a Puerto Rico partnership ("HDA"), Equus Management Company, a Delaware corporation ("EMC"), and Equus Gaming Company L.P., a Virginia limited partnership ("Equus").
                      W I T N E S S E T H:
          WHEREAS, the parties hereto are parties to that certain Control Transfer Agreement dated as of December 31, 1996 (the "Agreement"); and
          WHEREAS, the parties hereto now wish to amend Sections 4, 5 and 6 of the Agreement;
          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Amendments. Sections 4, 5 and 6 of the Agreement are hereby amended and restated in their entirety as follows:
          4. Assignment of Master Support Agreement. Effective as of October 1, 1996, IBC assumed certain obligations of IGC under that certain Master Services and Support Agreement between IGC and Equus dated as of December 9, 1994 (the "Support Agreement") with respect to the provision of accounting services to Equus. Equus hereby consents to such assumption and confirms payment to IBC of $5,000 for such services provided during the third quarter of 1996 and $1,000 per month thereafter. IBC shall continue to provide such accounting services for the remaining term of the Support Agreement.

          5. Unit Transfers to Fund Employee Benefits. IGC, Equus and EMC hereby amend that certain Distribution Agreement dated as of August, 1994 to reduce by 50,000 the number of Equus Units that Equus is obligated to deliver to IGC from time to time to fund employee benefit obligations of IGC (the "Relinquished Units"). IGC hereby transfers and conveys to Equus 75,000 Class A Limited Partnership Units of IGC (the "Reserved Units"). Equus shall offer the Transferred Employees unit incentive awards ("Replacement Awards") that will provide benefits substantially equivalent to incentive compensation awards issued to such Transferred Employees by IGC and until Equus' obligations with such Replacement Awards have been satisfied, Equus shall use the
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Relinquished Units and the Reserved Units solely to satisfy obligations under such Replacement Awards. IGC is issuing the Reserved Units to Equus without registration under the Securities Act of 1933. The Unit certificate evidencing the Reserved Units shall bear the following legend:

          Transfer of the Units represented by this certificate are subject to certain restrictions in accordance with that certain
          Control Transfer Agreement dated as of
          December 31, 1996 as it may be amended from time to time. The Units represented by this certificate have not been registered under the Securities Act of 1933. Such Units have been acquired for investment and may not be pledged, offered, sold or transferred except in compliance with the registration requirements of the Securities Act of 1933 or an exemption therefrom, or upon delivery to Interstate General Company L.P. ("IGC"), if requested, of an opinion of counsel, in form and substance reasonably satisfactory to IGC, that registration under such Act is not required.

The Replacement Awards will include an option granted to Donald Drew to purchase up to 20,000 Reserved Units for an exercise price of $4.00 per Unit (the "Drew Option"). In the event that the Drew Option, or any portion thereof, is exercised, Equus shall deliver the option price received by Equus to IGC within five (5) business days of its receipt thereof. In the event that the Drew Option lapses without being fully exercised, Equus shall return to IGC within (5) business days of such lapse the number of Units for which the Drew Option remained exercisable upon the date of its lapse. Equus shall not reduce the exercise price of the Drew Option without the written consent of IGC.

     6. Assignment of HDA Management Agreement. IGP hereby assigns to EMC all rights, and EMC hereby assumes from IGP all obligations under that certain Amended and Restated Management Agreement dated December 15, 1993 by and between IGP and HDA (the "HDA Management Agreement"). IGP shall provide EMC office space and office equipment and supplies (including telecommunications equipment and services) suitable to permit EMC to perform the obligations assumed under the HDA Management Agreement. EMC shall reimburse IGP for its direct costs incurred in providing such administrative support. The terms of this Section shall be
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effective retroactively to August 16, 1996.

     2. Effectiveness of Amendment. This Amendment shall be effective as of the date hereof. Except as expressly amended hereby, all other provisions of the Agreement shall remain in full force and effect.









































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          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written.

                         INTERSTATE GENERAL COMPANY L.P.

                         By: Interstate General Management
                             Corporation, its managing
                             general partner

                         By: /s/ Edwin L. Kelly
                            ----------------------------------
                             Name: Edwin L. Kelly
                             Title: President

                         EQUUS GAMING COMPANY L.P.

                         By: Equus Management Company,
                             its managing general partner

                         By: /s/ Donald G. Blakeman
                            ----------------------------------
                             Name: Donald G. Blakeman
                             Title: President

                         INTERSTATE BUSINESS CORPORATION

                         By: /s/ James Michael Wilson
                            ----------------------------------
                             Name: James Michael Wilson
                             Title: President

                         EQUUS MANAGEMENT COMPANY

                         By: /s/ Donald G. Blakeman
                            ----------------------------------
                             Name: Donald G. Blakeman
                             Title: President










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                         HOUSING DEVELOPMENT ASSOCIATES S.E.

                         By: Equus Gaming Company, L.P.
                             its managing general partner

                             By:   Equus Management Company,
                                its managing general partner

                             By: /s/ Donald G. Blakeman
                                ------------------------------
                                Name: Donald G. Blakeman
                                Title: President

                         INTERSTATE GENERAL PROPERTIES LIMITED
                         PARTNERSHIP S.E.

                         By: Interstate General Company L.P.,
                             its managing general partner

                             By:  Interstate General Management
                                  Corporation, its managing
                                  general partner

                             By: /s/ Edwin L. Kelly
                                --------------------------------
                                   Name: Edwin L. Kelly
                                   Title: President